Exhibit 99.1

GENERAL ELECTRIC COMPANY
PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED FINANCIAL INFORMATION

On January 3, 2023, General Electric Company (the “Company” or “GE”) completed the previously announced separation (the “Separation”) of its HealthCare business, into a separate, independent publicly traded company, GE HealthCare Technologies, Inc. (the “Business” or “GE HealthCare”). The Separation was structured as a tax free spin-off, where GE distributed a pro rata dividend (the “Distribution”) to holders of GE common stock of approximately 80.1% of the outstanding shares of GE HealthCare. On the distribution date, each holder of record of GE common stock received one share of GE HealthCare common stock for every three shares of GE common stock held. GE HealthCare is now an independent public company that trades under the symbol “GEHC” on The Nasdaq Stock Market LLC. After the Distribution, GE no longer consolidates GE HealthCare into its financial results.

In connection with the Separation, the historical results of GE HealthCare and certain assets and liabilities included in the Separation will be required to be reported in GE's consolidated financial statements as discontinued operations beginning with the first quarter of 2023. Additionally, in the first quarter of 2023, GE will prospectively measure its remaining approximately 19.9% ownership interest in GE HealthCare at fair value in continuing operations.

The following preliminary unaudited supplemental consolidated financial information is presented to reflect the reclassification of the GE HealthCare business to discontinued operations for all periods of 2022 presented herein. Non-GAAP Financial Measures are presented excluding the results of GE HealthCare to provide investors with a relevant comparison for GE's future results. This informational Form 8-K in no way revises or restates the previously filed Consolidated Statement of Financial Position, Consolidated Statements of Earnings, Consolidated Statements of Cash Flows or Non-GAAP Financial Measures for the Company for any period presented.

This preliminary unaudited supplemental consolidated financial information, Non-GAAP Financial Measures and the notes thereto should be read together with GE’s audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2022, and Management’s Discussion and Analysis included in GE’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as GE’s unaudited consolidated financial statements and the notes thereto filed for any interim period during the year ended December 31, 2022, and Management’s Discussion and Analysis included in GE’s Quarterly Report on Form 10-Q filed for any interim period during the year ended December 31, 2022.

(1)

PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED FINANCIAL POSITION INFORMATION
As of December 31, 2022 (in billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Cash, cash equivalents and restricted cash	$17.3	$(1.5)	$—		$15.8
Investment securities	7.6	—	—		7.6
Current receivables	18.0	(3.4)	0.2		14.8
Inventories, including deferred inventory costs	17.4	(2.5)	—		14.9
Current contract assets	3.1	(0.6)	—		2.5
All other current assets	1.5	(0.3)	0.2		1.4
Assets of businesses held for sale	1.4	—	—		1.4
Current assets	66.2	(8.3)	0.4		58.4

Investment securities	36.0	—	—		36.0
Property, plant and equipment – net	14.5	(2.3)	—		12.2
Goodwill	25.8	(12.8)	—		13.0
Other intangible assets – net	7.6	(1.5)	—		6.1
Contract and other deferred assets	6.0	(0.2)	—		5.8
All other assets	17.0	(0.9)	(0.7)	(c)	15.4
Deferred income taxes	11.7	(0.8)	(1.6)	(c)(d)	9.3
Assets of discontinued operations	2.9	26.9	2.1		31.9
Total assets	$187.8	$—	$0.2		$188.0

Short-term borrowings	$3.8	$—	$—		$3.7
Accounts payable and equipment project payables	18.6	(3.3)	0.1		15.4
Progress collections and deferred income	18.1	(1.9)	—		16.2
All other current liabilities	14.5	(2.0)	(0.4)	(c)(d)	12.1
Liabilities of businesses held for sale	1.9	—	—		1.9
Current liabilities	56.9	(7.2)	(0.3)		49.4

Deferred income	2.0	(0.6)	—		1.4
Long-term borrowings	28.6	(8.3)	—		20.3
Insurance liabilities and annuity benefits	33.3	—	—		33.3
Non-current compensation and benefits	16.0	(0.5)	(5.1)	(c)	10.4
All other liabilities	12.2	(1.1)	—		11.1
Liabilities of discontinued operations	1.1	17.7	5.7		24.5
Total liabilities	150.2	—	0.2		150.4

Preferred stock	—	—	—		—
Common stock	—	—	—		—
Accumulated other comprehensive income (loss) – net attributable to GE	(1.3)	—	—		(1.3)
Other capital	34.2	—	—		34.2
Retained earnings	84.7	—	—		84.7
Less common stock held in treasury	(81.2)	—	—		(81.2)
Total GE shareholders’ equity	36.4	—	—		36.4
Noncontrolling interests	1.2	—	—		1.2
Total equity	37.6	—	—		37.6
Total liabilities and equity	$187.8	$—	$0.2		$188.0

Amounts may not add due to rounding.

(2)

PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED CASH FLOWS INFORMATION
For the year ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Net earnings (loss)	$0.3	$—	$—		$0.3
(Earnings) loss from discontinued operations activities	0.6	(2.1)	0.2	(e)	(1.2)
Adjustments to reconcile net earnings (loss) to cash from (used for) operating activities
Depreciation and amortization of property, plant and equipment	1.8	(0.2)	—		1.6
Amortization of intangible assets	1.7	(0.4)	—		1.3
(Gains) losses on purchases and sales of business interests	(0.1)	—	—		(0.1)
(Gains) losses on equity securities	0.1	—	—		0.1
Debt extinguishment costs	0.5	—	—		0.5
Principal pension plans cost	0.6	—	(0.2)	(c)	0.4
Principal pension plans employer contributions	(0.3)	—	0.1	(c)	(0.2)
Other postretirement benefit plans (net)	(1.2)	—	0.4	(c)	(0.8)
Provision (benefit) for income taxes	0.5	(0.6)	—		—
Cash recovered (paid) during the year for income taxes	(1.1)	0.6	0.1	(d)	(0.4)
Changes in operating working capital:
Decrease (increase) in current receivables	(3.0)	0.2	0.1		(2.7)
Decrease (increase) in inventories, including deferred inventory costs	(2.3)	0.4	—		(1.9)
Decrease (increase) in current contract assets	1.5	0.2	—		1.7
Increase (decrease) in accounts payable and equipment project payables	2.8	(0.5)	(0.1)		2.2
Increase (decrease) in progress collections and current deferred income	2.5	(0.1)	—		2.3
Financial services derivatives net collateral/settlement	(0.2)	—	—		(0.2)
All other operating activities	1.2	0.1	(0.1)	(c)(e)	1.1
Cash from (used for) operating activities – continuing operations	5.9	(2.4)	0.6		4.0
Cash from (used for) operating activities – discontinued operations	0.1	2.4	(0.6)		1.9
Cash from (used for) operating activities	5.9	—	—		5.9

Additions to property, plant and equipment	(1.4)	0.3	—		(1.1)
Dispositions of property, plant and equipment	0.2	—	—		0.2
Additions to internal-use software	(0.1)	—	—		(0.1)
Proceeds from principal business dispositions	—	—	—		—
Net cash from (payments for) principal businesses purchased	—	—	—		—
Sales of retained ownership interests	4.7	—	—		4.7
Net (purchases) dispositions of insurance investment securities	(0.9)	—	—		(0.9)
All other investing activities	(0.7)	9.4	(0.6)		8.1
Cash from (used for) investing activities – continuing operations	1.8	9.7	(0.6)		10.9
Cash from (used for) investing activities – discontinued operations	0.4	(9.7)	0.6		(8.6)
Cash from (used for) investing activities	2.3	—	—		2.3

Net increase (decrease) in borrowings (maturities of 90 days or less)	0.1	—	—		0.1
Newly issued debt (maturities longer than 90 days)	8.2	(8.2)	—		—
Repayments and other debt reductions (maturities longer than 90 days)	(11.2)	—	—		(11.2)
Dividends paid to shareholders	(0.6)	—	—		(0.6)
Cash received (paid) for debt extinguishment costs	0.3	—	—		0.3
Purchases of GE common stock for treasury	(1.0)	—	—		(1.0)
All other financing activities	(1.3)	0.1	—		(1.2)
Cash from (used for) financing activities – continuing operations	(5.6)	(8.1)	—		(13.7)
Cash from (used for) financing activities – discontinued operations	—	8.1	—		8.1
Cash from (used for) financing activities	(5.6)	—	—		(5.6)
Effect of currency exchange rate changes on cash, cash equivalents and restricted cash	(0.4)	—	—		(0.4)
Increase (decrease) in cash, cash equivalents and restricted cash	2.2	—	—		2.2
Cash, cash equivalents and restricted cash at beginning of year	16.9	—	—		16.9
Cash, cash equivalents and restricted cash at December 31	19.1	—	—		19.1
Less cash, cash equivalents and restricted cash of discontinued operations at December 31	1.2	1.5	—		2.6
Cash, cash equivalents and restricted cash of continuing operations at December 31	$17.9	$(1.5)	$—		$16.5
Supplemental disclosure of cash flows information
Cash paid during the year for interest	$(1.6)	$—	$—		$(1.6)

Amounts may not add due to rounding.
(3)

PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED EARNINGS INFORMATION
For the year ended December 31, 2022 (In billions; per-share amounts in dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised

Sales of equipment	$32.0	$(9.6)	$—		$22.3
Sales of services	41.6	(8.8)	—		32.8
Insurance revenues	3.0	—	—		3.0
Total revenues	76.6	(18.5)	—		58.1

Cost of equipment sold	30.4	(6.7)	—		23.7
Cost of services sold	25.1	(4.6)	—		20.5
Selling, general and administrative expenses	12.8	(3.5)	(0.1)	(e)	9.2
Separation costs	1.0	—	(0.3)	(e)	0.7
Research and development	2.8	(1.0)	—		1.8
Interest and other financial charges	1.6	(0.1)	—		1.5
Debt extinguishment costs	0.5	—	—		0.5
Insurance losses, annuity benefits and other costs	2.7	—	—		2.7
Non-operating benefit cost (income)	(0.5)	—	0.1	(c)	(0.4)
Total costs and expenses	76.4	(15.9)	(0.3)		60.2

Other income (loss)	1.2	(0.1)	—		1.2

Earnings (loss) from continuing operations before income taxes	1.4	(2.6)	0.3		(0.9)
Benefit (provision) for income taxes	(0.5)	0.6	—		—
Earnings (loss) from continuing operations	0.9	(2.1)	0.2		(0.9)
Earnings (loss) from discontinued operations, net of taxes	(0.6)	2.1	(0.2)		1.2
Net earnings (loss)	0.3	—	—		0.3
Less net earnings (loss) attributable to noncontrolling interests	0.1	—	—		0.1
Net earnings (loss) attributable to the Company	0.2	—	—		0.2
Preferred stock dividends	(0.3)	—	—		(0.3)
Net earnings (loss) attributable to GE common shareholders	$(0.1)	$—	$—		$(0.1)

Per-share amounts
Earnings (loss) per share from continuing operations
Diluted earnings (loss) per share	$0.53				$(1.11)
Basic earnings (loss) per share	$0.53				$(1.11)

Average equivalent shares (in millions)
Diluted	1,101				1,096
Basic	1,096				1,096
Amounts may not add due to rounding.

(4)

PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED EARNINGS INFORMATION
For the three months ended March 31, 2022 (In billions; per-share amounts in dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)	Revised

Sales of equipment	$6.9	$(2.3)	$—	$4.6
Sales of services	9.4	(2.1)	—	7.3
Insurance revenues	0.8	—	—	0.8
Total revenues	17.0	(4.4)	—	12.7

Cost of equipment sold	6.7	(1.6)	—	5.1
Cost of services sold	5.7	(1.1)	—	4.6
Selling, general and administrative expenses	3.7	(0.9)	—	2.7
Separation costs	0.1	—	—	0.1
Research and development	0.6	(0.2)	—	0.4
Interest and other financial charges	0.4	—	—	0.4
Debt extinguishment costs	—	—	—	—
Insurance losses, annuity benefits and other costs	0.5	—	—	0.5
Non-operating benefit cost (income)	(0.1)	—	—	(0.1)
Total costs and expenses	17.6	(3.9)	—	13.8

Other income (loss)	0.1	—	—	—

Earnings (loss) from continuing operations before income taxes	(0.5)	(0.5)	—	(1.1)
Benefit (provision) for income taxes	(0.2)	0.1	—	(0.1)
Earnings (loss) from continuing operations	(0.7)	(0.4)	—	(1.1)
Earnings (loss) from discontinued operations, net of taxes	(0.3)	0.4	—	0.1
Net earnings (loss)	(1.0)	—	—	(1.0)
Less net earnings (loss) attributable to noncontrolling interests	—	—	—	—
Net earnings (loss) attributable to the Company	(1.0)	—	—	(1.0)
Preferred stock dividends	(0.1)	—	—	(0.1)
Net earnings (loss) attributable to GE common shareholders	$(1.1)	$—	$—	$(1.1)

Per-share amounts
Earnings (loss) per share from continuing operations
Diluted earnings (loss) per share	$(0.74)			$(1.07)
Basic earnings (loss) per share	$(0.74)			$(1.07)

Average equivalent shares (in millions)
Diluted	1,100			1,100
Basic	1,100			1,100

Amounts may not add due to rounding.

(5)

PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED EARNINGS INFORMATION
For the three months ended June 30, 2022 (In billions; per-share amounts in dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised

Sales of equipment	$7.6	$(2.3)	$—		$5.3
Sales of services	10.3	(2.2)	—		8.1
Insurance revenues	0.8	—	—		0.8
Total revenues	18.6	(4.5)	—		14.1

Cost of equipment sold	7.1	(1.6)	—		5.5
Cost of services sold	6.1	(1.1)	—		5.0
Selling, general and administrative expenses	2.7	(0.9)	—		1.8
Separation costs	0.2	—	(0.1)	(e)	0.1
Research and development	0.7	(0.3)	—		0.4
Interest and other financial charges	0.4	—	—		0.4
Debt extinguishment costs	—	—	—		—
Insurance losses, annuity benefits and other costs	0.6	—	—		0.6
Non-operating benefit cost (income)	(0.1)	—	—		(0.1)
Total costs and expenses	17.7	(3.9)	—		13.7

Other income (loss)	(1.2)	—	—		(1.2)

Earnings (loss) from continuing operations before income taxes	(0.2)	(0.6)	—		(0.9)
Benefit (provision) for income taxes	(0.3)	0.1	—		(0.2)
Earnings (loss) from continuing operations	(0.6)	(0.5)	—		(1.0)
Earnings (loss) from discontinued operations, net of taxes	(0.2)	0.5	—		0.3
Net earnings (loss)	(0.8)	—	—		(0.8)
Less net earnings (loss) attributable to noncontrolling interests	—	—	—		—
Net earnings (loss) attributable to the Company	(0.8)	—	—		(0.8)
Preferred stock dividends	(0.1)	—	—		(0.1)
Net earnings (loss) attributable to GE common shareholders	$(0.9)	$—	$—		$(0.9)

Per-share amounts
Earnings (loss) per share from continuing operations
Diluted earnings (loss) per share	$(0.59)				$(1.01)
Basic earnings (loss) per share	$(0.59)				$(1.01)

Average equivalent shares (in millions)
Diluted	1,099				1,099
Basic	1,099				1,099

Amounts may not add due to rounding.
(6)

PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED EARNINGS INFORMATION
For the three months ended September 30, 2022 (In billions; per-share amounts in dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised

Sales of equipment	$8.1	$(2.4)	$—		$5.7
Sales of services	10.4	(2.3)	—		8.1
Insurance revenues	0.6	—	—		0.6
Total revenues	19.1	(4.6)	—		14.5

Cost of equipment sold	8.1	(1.6)	—		6.5
Cost of services sold	6.3	(1.2)	—		5.0
Selling, general and administrative expenses	2.9	(0.8)	(0.1)	(e)	2.0
Separation costs	0.2	—	(0.1)	(e)	0.2
Research and development	0.7	(0.3)	—		0.4
Interest and other financial charges	0.4	—	—		0.4
Debt extinguishment costs	—	—	—		—
Insurance losses, annuity benefits and other costs	0.9	—	—		0.9
Non-operating benefit cost (income)	(0.1)	—	—		(0.1)
Total costs and expenses	19.3	(3.9)	(0.1)		15.3

Other income (loss)	0.2	—	—		0.2

Earnings (loss) from continuing operations before income taxes	(0.1)	(0.7)	0.1		(0.6)
Benefit (provision) for income taxes	—	0.1	—		0.1
Earnings (loss) from continuing operations	(0.1)	(0.6)	0.1		(0.6)
Earnings (loss) from discontinued operations, net of taxes	(0.1)	0.6	(0.1)		0.4
Net earnings (loss)	(0.2)	—	—		(0.2)
Less net earnings (loss) attributable to noncontrolling interests	—	—	—		—
Net earnings (loss) attributable to the Company	(0.2)	—	—		(0.2)
Preferred stock dividends	(0.1)	—	—		(0.1)
Net earnings (loss) attributable to GE common shareholders	$(0.2)	$—	$—		$(0.2)

Per-share amounts
Earnings (loss) per share from continuing operations
Diluted earnings (loss) per share	$(0.14)				$(0.58)
Basic earnings (loss) per share	$(0.14)				$(0.58)

Average equivalent shares (in millions)
Diluted	1,095				1,095
Basic	1,095				1,095

Amounts may not add due to rounding.

(7)

PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED EARNINGS INFORMATION
For the three months ended December 31, 2022 (In billions; per-share amounts in dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised

Sales of equipment	$9.4	$(2.7)	$—		$6.7
Sales of services	11.6	(2.3)	—		9.3
Insurance revenues	0.8	—	—		0.8
Total revenues	21.8	(5.0)	—		16.8

Cost of equipment sold	8.4	(1.8)	—		6.6
Cost of services sold	7.1	(1.2)	—		5.9
Selling, general and administrative expenses	3.5	(0.9)	—		2.7
Separation costs	0.4	—	(0.1)	(e)	0.3
Research and development	0.8	(0.3)	—		0.5
Interest and other financial charges	0.4	(0.1)	—		0.3
Debt extinguishment costs	0.5	—	—		0.5
Insurance losses, annuity benefits and other costs	0.8	—	—		0.8
Non-operating benefit cost (income)	(0.1)	—	—		(0.1)
Total costs and expenses	21.7	(4.2)	(0.1)		17.4

Other income (loss)	2.2	—	—		2.2

Earnings (loss) from continuing operations before income taxes	2.2	(0.8)	0.1		1.6
Benefit (provision) for income taxes	0.1	0.2	(0.1)		0.2
Earnings (loss) from continuing operations	2.3	(0.6)	0.1		1.8
Earnings (loss) from discontinued operations, net of taxes	(0.1)	0.6	(0.1)		0.4
Net earnings (loss)	2.2	—	—		2.2
Less net earnings (loss) attributable to noncontrolling interests	—	—	—		—
Net earnings (loss) attributable to the Company	2.2	—	—		2.2
Preferred stock dividends	(0.1)	—	—		(0.1)
Net earnings (loss) attributable to GE common shareholders	$2.1	$—	$—		$2.1

Per-share amounts
Earnings (loss) per share from continuing operations
Diluted earnings (loss) per share	$1.99				$1.56
Basic earnings (loss) per share	$2.01				$1.57

Average equivalent shares (in millions)
Diluted	1,097				1,097
Basic	1,091				1,091

Amounts may not add due to rounding.
(8)

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

We believe that presenting non-GAAP financial measures provides management and investors useful measures to evaluate performance and trends of the total company and its businesses. This includes adjustments in recent periods to GAAP financial measures to increase period-to-period comparability following actions to strengthen our overall financial position and how we manage our business. In addition, management recognizes that certain non-GAAP terms may be interpreted differently by other companies under different circumstances. The reasons we use these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures follow. Certain columns, rows or percentages within these reconciliations may not add or recalculate due to the use of rounded numbers. Totals and percentages presented are calculated from the underlying numbers in millions.

ORGANIC REVENUES (NON-GAAP)

We believe these measures provide management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of revenues from our run-off Insurance business, acquisitions, dispositions and foreign currency, which includes translational and transactional impacts, as these activities can obscure underlying trends.

For the year ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)	Revised
Total revenues (GAAP)	$76.6	$(18.5)	$—	$58.1
Less: Insurance revenues	3.0	—	—	3.0
Adjusted revenues (Non-GAAP)	$73.6	$(18.5)	$—	$55.1
Less: acquisitions	0.2	(0.2)	—	—
Less: business dispositions	—	—	—	—
Less: foreign currency effect	(2.1)	0.8	—	(1.3)
Organic revenues (Non-GAAP)	$75.4	$(19.0)	$—	$56.4

For the three months ended March 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)	Revised
Total revenues (GAAP)	$17.0	$(4.4)	$—	$12.7
Less: Insurance revenues	0.8	—	—	0.8
Adjusted revenues (Non-GAAP)	$16.3	$(4.4)	$—	$11.9
Less: acquisitions	0.1	(0.1)	—	—
Less: business dispositions	—	—	—	—
Less: foreign currency effect	(0.2)	0.1	—	(0.1)
Organic revenues (Non-GAAP)	$16.4	$(4.4)	$—	$12.1

For the three months ended June 30, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)	Revised
Total revenues (GAAP)	$18.6	$(4.5)	$—	$14.1
Less: Insurance revenues	0.8	—	—	0.8
Adjusted revenues (Non-GAAP)	$17.9	$(4.5)	$—	$13.4
Less: acquisitions	—	—	—	—
Less: business dispositions	—	—	—	—
Less: foreign currency effect	(0.4)	0.2	—	(0.3)
Organic revenues (Non-GAAP)	$18.3	$(4.6)	$—	$13.6

For the three months ended September 30, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)	Revised
Total revenues (GAAP)	$19.1	$(4.6)	$—	$14.5
Less: Insurance revenues	0.6	—	—	0.6
Adjusted revenues (Non-GAAP)	$18.4	$(4.6)	$—	$13.8
Less: acquisitions	0.1	(0.1)	—	—
Less: business dispositions	—	—	—	—
Less: foreign currency effect	(0.6)	0.2	—	(0.4)
Organic revenues (Non-GAAP)	$19.0	$(4.8)	$—	$14.2

*Non-GAAP Financial Measure                 (9)

For the three months ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)	Revised
Total revenues (GAAP)	$21.8	$(5.0)	$—	$16.8
Less: Insurance revenues	0.8	—	—	0.8
Adjusted revenues (Non-GAAP)	$21.0	$(5.0)	$—	$16.0
Less: acquisitions	0.1	(0.1)	—	—
Less: business dispositions	—	—	—	—
Less: foreign currency effect	(0.8)	0.3	—	(0.5)
Organic revenues (Non-GAAP)	$21.7	$(5.2)	$—	$16.5

ADJUSTED PROFIT AND PROFIT MARGIN (NON-GAAP)

We believe that adjusting profit to exclude the effects of items that are not closely associated with ongoing operations provides management and investors with a meaningful measure that increases the period-to-period comparability. Gains (losses) and restructuring and other items are impacted by the timing and magnitude of gains associated with dispositions, and the timing and magnitude of costs associated with restructuring and other activities.

For the year ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Total revenues (GAAP)	$76.6	$(18.5)	$—		$58.1
Less: Insurance revenues	3.0	—	—		3.0
Adjusted revenues (Non-GAAP)	$73.6	$(18.5)	$—		$55.1

Total costs and expenses (GAAP)	$76.4	$(15.9)	$(0.3)		$60.2
Less: Insurance cost and expenses	2.9	—	—		2.9
Less: interest and other financial charges	1.6	(0.1)	—		1.4
Less: non-operating benefit cost (income)	(0.5)	—	0.1	(c)	(0.4)
Less: restructuring & other	0.9	—	(0.1)	(e)	0.8
Less: debt extinguishment costs	0.5	—	—		0.5
Less: separation costs	1.0	—	(0.3)	(e)	0.7
Less: Steam asset sale impairment	0.8	—	—		0.8
Less: Russia and Ukraine charges	0.3	—	—		0.3
Add: noncontrolling interests	0.1	(0.1)	—		—
Add: EFS benefit from taxes	(0.2)	—	—		(0.2)
Adjusted costs (Non-GAAP)	$68.8	$(15.8)	$—		$53.0

Other income (loss) (GAAP)	$1.2	$(0.1)	$—		$1.2
Less: gains (losses) on equity securities	0.1	—	—		0.1
Less: restructuring & other	—	—	—		—
Less: gains (losses) on purchases and sales of business interests	0.1	—	—		—
Adjusted other income (loss) (Non-GAAP)	$1.1	$(0.1)	$—		$1.0

Profit (loss) (GAAP)	$1.4	$(2.6)	$0.3		$(0.9)
Profit (loss) margin (GAAP)	1.8%				(1.6)%

Adjusted profit (loss) (Non-GAAP)	$5.8	$(2.7)	$—		$3.2
Adjusted profit (loss) margin (Non-GAAP)	7.9%				5.7%

*Non-GAAP Financial Measure                 (10)

For the three months ended March 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)	Revised
Total revenues (GAAP)	$17.0	$(4.4)	$—	$12.7
Less: Insurance revenues	0.8	—	—	0.8
Adjusted revenues (Non-GAAP)	$16.3	$(4.4)	$—	$11.9

Total costs and expenses (GAAP)	$17.6	$(3.9)	$—	$13.8
Less: Insurance cost and expenses	0.5	—	—	0.5
Less: interest and other financial charges	0.4	—	—	0.4
Less: non-operating benefit cost (income)	(0.1)	—	—	(0.1)
Less: restructuring & other	—	—	—	—
Less: debt extinguishment costs	—	—	—	—
Less: separation costs	0.1	—	—	0.1
Less: Steam asset sale impairment	0.8	—	—	0.8
Less: Russia and Ukraine charges	0.2	—	—	0.2
Add: noncontrolling interests	—	—	—	—
Add: EFS benefit from taxes	—	—	—	—
Adjusted costs (Non-GAAP)	$15.6	$(3.8)	$—	$11.8

Other income (loss) (GAAP)	$0.1	$—	$—	$—
Less: gains (losses) on equity securities	(0.2)	—	—	(0.2)
Less: restructuring & other	—	—	—	—
Less: gains (losses) on purchases and sales of business interests	—	—	—	—
Adjusted other income (loss) (Non-GAAP)	$0.3	$—	$—	$0.3

Profit (loss) (GAAP)	$(0.5)	$(0.5)	$—	$(1.1)
Profit (loss) margin (GAAP)	(3.1)%			(8.4)%

Adjusted profit (loss) (Non-GAAP)	$0.9	$(0.5)	$—	$0.4
Adjusted profit (loss) margin (Non-GAAP)	5.8%			3.5%

For the three months ended June 30, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Total revenues (GAAP)	$18.6	$(4.5)	$—		$14.1
Less: Insurance revenues	0.8	—	—		0.8
Adjusted revenues (Non-GAAP)	$17.9	$(4.5)	$—		$13.4

Total costs and expenses (GAAP)	$17.7	$(3.9)	$—		$13.7
Less: Insurance cost and expenses	0.6	—	—		0.6
Less: interest and other financial charges	0.4	—	—		0.4
Less: non-operating benefit cost (income)	(0.1)	—	—		(0.1)
Less: restructuring & other	—	—	—		—
Less: debt extinguishment costs	—	—	—		—
Less: separation costs	0.2	—	(0.1)	(e)	0.1
Less: Steam asset sale impairment	—	—	—		—
Less: Russia and Ukraine charges	—	—	—		—
Add: EFS benefit from taxes	(0.1)	—	—		(0.1)
Adjusted costs (Non-GAAP)	$16.6	$(3.9)	$—		$12.7

Other income (loss) (GAAP)	$(1.2)	$—	$—		$(1.2)
Less: gains (losses) on equity securities	(1.6)	—	—		(1.6)
Less: restructuring & other	—	—	—		—
Less: gains (losses) on purchases and sales of business interests	—	—	—		—
Adjusted other income (loss) (Non-GAAP)	$0.3	$—	$—		$0.3

Profit (loss) (GAAP)	$(0.2)	$(0.6)	$—		$(0.9)
Profit (loss) margin (GAAP)	(1.3)%				(6.0)%

Adjusted profit (loss) (Non-GAAP)	$1.7	$(0.7)	$—		$1.0
Adjusted profit (loss) margin (Non-GAAP)	9.3%				7.6%
*Non-GAAP Financial Measure                 (11)

For the three months ended September 30, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Total revenues (GAAP)	$19.1	$(4.6)	$—		$14.5
Less: Insurance revenues	0.6	—	—		0.6
Adjusted revenues (Non-GAAP)	$18.4	$(4.6)	$—		$13.8

Total costs and expenses (GAAP)	$19.3	$(3.9)	$(0.1)		$15.3
Less: Insurance cost and expenses	1.0	—	—		1.0
Less: interest and other financial charges	0.4	—	—		0.4
Less: non-operating benefit cost (income)	(0.1)	—	—		(0.1)
Less: restructuring & other	0.2	—	(0.1)	(e)	0.1
Less: debt extinguishment costs	—	—	—		—
Less: separation costs	0.2	—	(0.1)	(e)	0.2
Less: Steam asset sale impairment	—	—	—		—
Less: Russia and Ukraine charges	—	—	—		—
Add: noncontrolling interests	—	—	—		—
Add: EFS benefit from taxes	(0.1)	—	—		(0.1)
Adjusted costs (Non-GAAP)	$17.6	$(3.9)	$—		$13.7

Other income (loss) (GAAP)	$0.2	$—	$—		$0.2
Less: gains (losses) on equity securities	(0.1)	—	—		(0.1)
Less: restructuring & other	—	—	—		—
Less: gains (losses) on purchases and sales of business interests	—	—	—		—
Adjusted other income (loss) (Non-GAAP)	$0.3	$—	$—		$0.2

Profit (loss) (GAAP)	$(0.1)	$(0.7)	$0.1		$(0.6)
Profit (loss) margin (GAAP)	(0.3)%				(4.4)%

Adjusted profit (loss) (Non-GAAP)	$1.1	$(0.7)	$—		$0.4
Adjusted profit (loss) margin (Non-GAAP)	5.8%				2.6%

For the three months ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Total revenues (GAAP)	$21.8	$(5.0)	$—		$16.8
Less: Insurance revenues	0.8	—	—		0.8
Adjusted revenues (Non-GAAP)	$21.0	$(5.0)	$—		$16.0

Total costs and expenses (GAAP)	$21.7	$(4.2)	$(0.1)		$17.4
Less: Insurance cost and expenses	0.8	—	—		0.8
Less: interest and other financial charges	0.4	(0.1)	—		0.3
Less: non-operating benefit cost (income)	(0.1)	—	—		(0.1)
Less: restructuring & other	0.7	—	—		0.7
Less: debt extinguishment costs	0.5	—	—		0.5
Less: separation costs	0.4	—	(0.1)	(e)	0.3
Less: Steam asset sale impairment	—	—	—		—
Less: Russia and Ukraine charges	—	—	—		—
Add: noncontrolling interests	—	—	—		—
Add: EFS benefit from taxes	(0.1)	—	—		(0.1)
Adjusted costs (Non-GAAP)	$19.0	$(4.2)	$—		$14.9

Other income (loss) (GAAP)	$2.2	$—	$—		$2.2
Less: gains (losses) on equity securities	1.9	—	—		1.9
Less: restructuring & other	—	—	—		—
Less: gains (losses) on purchases and sales of business interests	—	—	—		—
Adjusted other income (loss) (Non-GAAP)	$0.2	$—	$—		$0.2

Profit (loss) (GAAP)	$2.2	$(0.8)	$0.1		$1.6
Profit (loss) margin (GAAP)	10.3%				9.6%

Adjusted profit (loss) (Non-GAAP)	$2.2	$(0.8)	$—		$1.4
Adjusted profit (loss) margin (Non-GAAP)	10.3%				8.5%
*Non-GAAP Financial Measure                 (12)

ADJUSTED EARNINGS (LOSS) AND ADJUSTED INCOME TAX RATE (NON-GAAP)

The service cost for our pension and other benefit plans are included in Adjusted earnings*, which represents the ongoing cost of providing pension benefits to our employees. The components of non-operating benefit costs are mainly driven by capital allocation decisions and market performance. We believe the retained costs in Adjusted earnings* and the Adjusted income tax rate* provides management and investors a useful measure to evaluate the performance of the total company and increases period-to-period comparability.

For the year ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Earnings (loss) from continuing operations (GAAP)	$0.6	$(2.0)	$0.2		$(1.2)
Insurance earnings (loss) (pre-tax)	0.1	—	—		0.1
Tax effect on Insurance earnings (loss)	—	—	—		—
Less: Insurance earnings (loss) (net of tax)	—	—	—		—
Earnings (loss) excluding Insurance (Non-GAAP)	$0.5	$(2.0)	$0.2		$(1.3)
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.5	—	(0.1)	(c)	0.4
Tax effect on non-operating benefit (cost) income	(0.1)	—	—		(0.1)
Less: Non-operating benefit (cost) income (net of tax)	0.4	—	(0.1)		0.3
Gains (losses) on purchases and sales of business interests (pre-tax)	0.1	—	—		—
Tax effect on gains (losses) on purchases and sales of business interests	0.1	—	—		0.1
Less: Gains (losses) on purchases and sales of business interests (net of tax)	0.1	—	—		0.1
Gains (losses) on equity securities (pre-tax)	0.1	—	—		0.1
Tax effect on gains (losses) on equity securities(f)(g)	—	—	—		—
Less: Gains (losses) on equity securities (net of tax)	0.1	—	—		0.1
Restructuring & other (pre-tax)	(0.9)	—	0.1	(e)	(0.8)
Tax effect on restructuring & other	0.2	—	—		0.2
Less: Restructuring & other (net of tax)	(0.7)	—	0.1		(0.6)
Debt extinguishment costs (pre-tax)	(0.5)	—	—		(0.5)
Tax effect on debt extinguishment costs	0.1	—	—		0.1
Less: Debt extinguishment costs (net of tax)	(0.4)	—	—		(0.4)
Separation costs (pre-tax)	(1.0)	—	0.3	(e)	(0.7)
Tax effect on separation costs	0.1	—	(0.1)		—
Less: Separation costs (net of tax)	(0.9)	—	0.2		(0.7)
Steam asset sale impairment (pre-tax)	(0.8)	—	—		(0.8)
Tax effect on Steam asset sale impairment	0.1	—	—		0.1
Less: Steam asset sale impairment (net of tax)	(0.7)	—	—		(0.7)
Russia and Ukraine charges (pre-tax)	(0.3)	—	—		(0.3)
Tax effect on Russia and Ukraine charges	—	—	—		—
Less: Russia and Ukraine charges (net of tax)	(0.2)	—	—		(0.2)
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—		—
Less: U.S. and foreign tax law change enactment	0.1	—	0.1		0.1
Adjusted earnings (loss) (Non-GAAP)	$2.9	$(2.0)	$—		$0.8

Earnings (loss) from continuing operations before taxes (GAAP)	$1.4	$(2.6)	$0.3		$(0.9)
Less: Total adjustments above (pre-tax)	(2.7)	—	0.2		(2.5)
Adjusted earnings before taxes (Non-GAAP)	$4.1	$(2.6)	$—		$1.5
			—
Provision (benefit) for income taxes (GAAP)	$0.5	$(0.6)	$—		$—
Less: Tax effect on adjustments above	(0.4)	—	—		(0.4)
Adjusted provision (benefit) for income taxes (Non-GAAP)	$0.9	$(0.5)	$—		$0.4
			0
Income tax rate (GAAP)	33.7%				3.6%
Adjusted income tax rate (Non-GAAP)	21.6%				25.4%

(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

*Non-GAAP Financial Measure                 (13)

For the three months ended March 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)	Revised
Earnings (loss) from continuing operations (GAAP)	$(0.8)	$(0.4)	$—	$(1.2)
Insurance earnings (loss) (pre-tax)	0.2	—	—	0.2
Tax effect on Insurance earnings (loss)	—	—	—	—
Less: Insurance earnings (loss) (net of tax)	0.2	—	—	0.2
Earnings (loss) excluding Insurance (Non-GAAP)	$(1.0)	$(0.4)	$—	$(1.4)
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.1	—	—	0.1
Tax effect on non-operating benefit (cost) income	—	—	—	—
Less: Non-operating benefit (cost) income (net of tax)	0.1	—	—	0.1
Gains (losses) on purchases and sales of business interests (pre-tax)	—	—	—	—
Tax effect on gains (losses) on purchases and sales of business interests	—	—	—	—
Less: Gains (losses) on purchases and sales of business interests (net of tax)	—	—	—	—
Gains (losses) on equity securities (pre-tax)	(0.2)	—	—	(0.2)
Tax effect on gains (losses) on equity securities(f)(g)	—	—	—	—
Less: Gains (losses) on equity securities (net of tax)	(0.2)	—	—	(0.2)
Restructuring & other (pre-tax)	—	—	—	—
Tax effect on restructuring & other	—	—	—	—
Less: Restructuring & other (net of tax)	—	—	—	—
Debt extinguishment costs (pre-tax)	—	—	—	—
Tax effect on debt extinguishment costs	—	—	—	—
Less: Debt extinguishment costs (net of tax)	—	—	—	—
Separation costs (pre-tax)	(0.1)	—	—	(0.1)
Tax effect on separation costs	—	—	—	—
Less: Separation costs (net of tax)	(0.1)	—	—	(0.1)
Steam asset sale impairment (pre-tax)	(0.8)	—	—	(0.8)
Tax effect on Steam asset sale impairment	0.1	—	—	0.1
Less: Steam asset sale impairment (net of tax)	(0.7)	—	—	(0.7)
Russia and Ukraine charges (pre-tax)	(0.2)	—	—	(0.2)
Tax effect on Russia and Ukraine charges	—	—	—	—
Less: Russia and Ukraine charges (net of tax)	(0.2)	—	—	(0.2)
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—	—
Less: U.S. and foreign tax law change enactment	—	—	—	—
Adjusted earnings (loss) (Non-GAAP)	$0.3	$(0.4)	$—	$(0.1)

Earnings (loss) from continuing operations before taxes (GAAP)	$(0.5)	$(0.5)	$—	$(1.1)
Less: Total adjustments above (pre-tax)	(1.1)	—	—	(1.1)
Adjusted earnings before taxes (Non-GAAP)	$0.5	$(0.5)	$—	$—
			—
Provision (benefit) for income taxes (GAAP)	$0.2	$(0.1)	$—	$0.1
Less: Tax effect on adjustments above	—	—	—	—
Adjusted provision (benefit) for income taxes (Non-GAAP)	$0.2	$(0.1)	$—	$—

Income tax rate (GAAP)	(38.9)%			(5.1)%
Adjusted income tax rate (Non-GAAP)	36.0%			500.0%

(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

*Non-GAAP Financial Measure                 (14)

For the three months ended June 30, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Earnings (loss) from continuing operations (GAAP)	$(0.6)	$(0.5)	$—		$(1.1)
Insurance earnings (loss) (pre-tax)	0.2	—	—		0.2
Tax effect on Insurance earnings (loss)	—	—	—		—
Less: Insurance earnings (loss) (net of tax)	0.1	—	—		0.1
Earnings (loss) excluding Insurance (Non-GAAP)	$(0.8)	$(0.5)	$—		$(1.2)
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.1	—	—		0.1
Tax effect on non-operating benefit (cost) income	—	—	—		—
Less: Non-operating benefit (cost) income (net of tax)	0.1	—	—		0.1
Gains (losses) on purchases and sales of business interests (pre-tax)	—	—	—		—
Tax effect on gains (losses) on purchases and sales of business interests	—	—	—		—
Less: Gains (losses) on purchases and sales of business interests (net of tax)	—	—	—		—
Gains (losses) on equity securities (pre-tax)	(1.6)	—	—		(1.6)
Tax effect on gains (losses) on equity securities(f)(g)	—	—	—		—
Less: Gains (losses) on equity securities (net of tax)	(1.5)	—	—		(1.5)
Restructuring & other (pre-tax)	—	—	—		—
Tax effect on restructuring & other	—	—	—		—
Less: Restructuring & other (net of tax)	—	—	—		—
Debt extinguishment costs (pre-tax)	—	—	—		—
Tax effect on debt extinguishment costs	—	—	—		—
Less: Debt extinguishment costs (net of tax)	—	—	—		—
Separation costs (pre-tax)	(0.2)	—	0.1	(e)	(0.1)
Tax effect on separation costs	—	—	—		—
Less: Separation costs (net of tax)	(0.2)	—	—		(0.1)
Russia and Ukraine charges (pre-tax)	—	—	—		—
Tax effect on Russia and Ukraine charges	—	—	—		—
Less: Russia and Ukraine charges (net of tax)	—	—	—		—
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—		—
Less: U.S. and foreign tax law change enactment	—	—	—		—
Adjusted earnings (loss) (Non-GAAP)	$0.9	$(0.5)	$—		$0.4

Earnings (loss) from continuing operations before taxes (GAAP)	$(0.2)	$(0.6)	$—		$(0.9)
Less: Total adjustments above (pre-tax)	(1.5)	—	—		(1.5)
Adjusted earnings before taxes (Non-GAAP)	$1.2	$(0.6)	$—		$0.6
			—
Provision (benefit) for income taxes (GAAP)	$0.3	$(0.1)	$—		$0.2
Less: Tax effect on adjustments above	—	—	—		—
Adjusted provision (benefit) for income taxes (Non-GAAP)	$0.3	$(0.1)	$—		$0.1
			0
Income tax rate (GAAP)	(129.9)%				(21.8)%
Adjusted income tax rate (Non-GAAP)	23.5%				23.7%

(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

*Non-GAAP Financial Measure                 (15)

For the three months ended September 30, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Earnings (loss) from continuing operations (GAAP)	$(0.1)	$(0.6)	$0.1		$(0.6)
Insurance earnings (loss) (pre-tax)	(0.3)	—	—		(0.3)
Tax effect on Insurance earnings (loss)	0.1	—	—		0.1
Less: Insurance earnings (loss) (net of tax)	(0.2)	—	—		(0.2)
Earnings (loss) excluding Insurance (Non-GAAP)	$0.1	$(0.6)	$0.1		$(0.4)
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.1	—	—		0.1
Tax effect on non-operating benefit (cost) income	—	—	—		—
Less: Non-operating benefit (cost) income (net of tax)	0.1	—	—		0.1
Gains (losses) on purchases and sales of business interests (pre-tax)	—	—	—		—
Tax effect on gains (losses) on purchases and sales of business interests	—	—	—		—
Less: Gains (losses) on purchases and sales of business interests (net of tax)	0.1	—	—		0.1
Gains (losses) on equity securities (pre-tax)	(0.1)	—	—		(0.1)
Tax effect on gains (losses) on equity securities(f)(g)	—	—	—		—
Less: Gains (losses) on equity securities (net of tax)	(0.1)	—	—		(0.1)
Restructuring & other (pre-tax)	(0.2)	—	0.1	(e)	(0.1)
Tax effect on restructuring & other	—	—	—		—
Less: Restructuring & other (net of tax)	(0.1)	—	0.1		(0.1)
Debt extinguishment costs (pre-tax)	—	—	—		—
Tax effect on debt extinguishment costs	—	—	—		—
Less: Debt extinguishment costs (net of tax)	—	—	—		—
Separation costs (pre-tax)	(0.2)	—	0.1	(e)	(0.2)
Tax effect on separation costs	0.1	—	—		—
Less: Separation costs (net of tax)	(0.2)	—	—		(0.1)
Russia and Ukraine charges (pre-tax)	—	—	—		—
Tax effect on Russia and Ukraine charges	—	—	—		—
Less: Russia and Ukraine charges (net of tax)	—	—	—		—
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—		—
Less: U.S. and foreign tax law change enactment	—	—	—		—
Adjusted earnings (loss) (Non-GAAP)	$0.4	$(0.6)	$—		$(0.2)

Earnings (loss) from continuing operations before taxes (GAAP)	$(0.1)	$(0.7)	$0.1		$(0.6)
Less: Total adjustments above (pre-tax)	(0.7)	—	0.1		(0.6)
Adjusted earnings before taxes (Non-GAAP)	$0.6	$(0.7)	$—		$(0.1)
			—
Provision (benefit) for income taxes (GAAP)	$—	$(0.1)	$—		$(0.1)
Less: Tax effect on adjustments above	(0.2)	—	—		(0.1)
Adjusted provision (benefit) for income taxes (Non-GAAP)	$0.2	$(0.1)	$—		$0.1

Income tax rate (GAAP)	(38.2)%				11.5%
Adjusted income tax rate (Non-GAAP)	27.7%				(109.1)%

(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

*Non-GAAP Financial Measure                 (16)

For the three months ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Earnings (loss) from continuing operations (GAAP)	$2.2	$(0.5)	$0.1		$1.7
Insurance earnings (loss) (pre-tax)	—	—	—		—
Tax effect on Insurance earnings (loss)	—	—	—		—
Less: Insurance earnings (loss) (net of tax)	—	—	—		—
Earnings (loss) excluding Insurance (Non-GAAP)	$2.2	$(0.5)	$0.1		$1.7
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.1	—	—		0.1
Tax effect on non-operating benefit (cost) income	—	—	—		—
Less: Non-operating benefit (cost) income (net of tax)	0.1	—	—		0.1
Gains (losses) on purchases and sales of business interests (pre-tax)	—	—	—		—
Tax effect on gains (losses) on purchases and sales of business interests	—	—	—		—
Less: Gains (losses) on purchases and sales of business interests (net of tax)	—	—	—		—
Gains (losses) on equity securities (pre-tax)	1.9	—	—		1.9
Tax effect on gains (losses) on equity securities(f)(g)	—	—	—		—
Less: Gains (losses) on equity securities (net of tax)	1.9	—	—		1.9
Restructuring & other (pre-tax)	(0.7)	—	—		(0.6)
Tax effect on restructuring & other	0.1	—	—		0.1
Less: Restructuring & other (net of tax)	(0.5)	—	—		(0.5)
Debt extinguishment costs (pre-tax)	(0.5)	—	—		(0.5)
Tax effect on debt extinguishment costs	0.1	—	—		0.1
Less: Debt extinguishment costs (net of tax)	(0.4)	—	—		(0.4)
Separation costs (pre-tax)	(0.4)	—	0.1	(e)	(0.3)
Tax effect on separation costs	—	—	—		—
Less: Separation costs (net of tax)	(0.4)	—	0.1		(0.3)
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—		—
Less: U.S. and foreign tax law change enactment	0.1	—	0.1		0.2
Adjusted earnings (loss) (Non-GAAP)	$1.4	$(0.5)	$(0.1)		$0.7

Earnings (loss) from continuing operations before taxes (GAAP)	$2.2	$(0.8)	$0.1		$1.6
Less: Total adjustments above (pre-tax)	0.5	—	0.1		0.6
Adjusted earnings before taxes (Non-GAAP)	$1.7	$(0.8)	$—		$1.0
			—
Provision (benefit) for income taxes (GAAP)	$(0.1)	$(0.2)	$0.1		$(0.2)
Less: Tax effect on adjustments above	(0.3)	—	—		(0.3)
Adjusted provision (benefit) for income taxes (Non-GAAP)	$0.2	$(0.2)	$0.1		$0.1

Income tax rate (GAAP)	(2.9)%				(12.3)%
Adjusted income tax rate (Non-GAAP)	13.5%				14.5%

(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

*Non-GAAP Financial Measure                 (17)

ADJUSTED EARNINGS (LOSS) PER SHARE (EPS) (NON-GAAP)

Earnings-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

The service cost for our pension and other benefit plans are included in Adjusted earnings*, which represents the ongoing cost of providing pension benefits to our employees. The components of non-operating benefit costs are mainly driven by capital allocation decisions and market performance. We believe the retained costs in Adjusted earnings* and Adjusted EPS* provides management and investors a useful measure to evaluate the performance of the total company and increases period-to-period comparability. We also use Adjusted EPS* as a performance metric at the company level for our annual executive incentive plan for 2022.

For the year ended December 31, 2022 (In dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Earnings (loss) per share from continuing operations (GAAP)	$0.53	$(1.84)	$0.21		$(1.11)
Insurance earnings (loss) (pre-tax)	0.06	—	—		0.06
Tax effect on Insurance earnings (loss)	(0.02)	—	—		(0.02)
Less: Insurance earnings (loss) (net of tax)	0.04	—	—		0.04
Earnings (loss) per share excluding Insurance (Non-GAAP)	$0.49	$(1.84)	$0.21		$(1.15)
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.48	—	(0.10)	(c)	0.37
Tax effect on non-operating benefit (cost) income	(0.10)	—	0.02		(0.08)
Less: Non-operating benefit (cost) income (net of tax)	0.38	—	(0.08)		0.30
Gains (losses) on purchases and sales of business interests (pre-tax)	0.05	—	(0.01)		0.04
Tax effect on gains (losses) on purchases and sales of business interests	0.06	—	(0.01)		0.05
Less: Gains (losses) on purchases and sales of business interests (net of tax)	0.11	—	(0.01)		0.09
Gains (losses) on equity securities (pre-tax)	0.07	—	—		0.07
Tax effect on gains (losses) on equity securities(f)(g)	(0.02)	—	—		(0.02)
Less: Gains (losses) on equity securities (net of tax)	0.05	—	—		0.05
Restructuring & other (pre-tax)	(0.83)	—	0.10	(e)	(0.74)
Tax effect on restructuring & other	0.18	—	(0.02)		0.16
Less: Restructuring & other (net of tax)	(0.65)	—	0.08		(0.58)
Debt extinguishment costs (pre-tax)	(0.42)	—	—		(0.42)
Tax effect on debt extinguishment costs	0.06	—	—		0.06
Less: Debt extinguishment costs (net of tax)	(0.36)	—	—		(0.36)
Separation costs (pre-tax)	(0.88)	—	0.23	(e)	(0.65)
Tax effect on separation costs	0.07	—	(0.05)		0.02
Less: Separation costs (net of tax)	(0.81)	—	0.18		(0.63)
Steam asset sale impairment (pre-tax)	(0.75)	—	—		(0.75)
Tax effect on Steam asset sale impairment	0.08	—	—		0.08
Less: Steam asset sale impairment (net of tax)	(0.67)	—	—		(0.68)
Russia and Ukraine charges (pre-tax)	(0.24)	—	—		(0.24)
Tax effect on Russia and Ukraine charges	0.01	—	—		0.01
Less: Russia and Ukraine charges (net of tax)	(0.23)	—	—		(0.23)
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—		—
Less: U.S. and foreign tax law change enactment	0.05	—	0.06		0.11
Adjusted earnings (loss) per share (Non-GAAP)	$2.62	$(1.84)	$(0.01)		$0.77
(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

*Non-GAAP Financial Measure                 (18)

For the three months ended March 31, 2022 (In dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Earnings (loss) per share from continuing operations (GAAP)	$(0.74)	$(0.34)	$0.01		$(1.07)
Insurance earnings (loss) (pre-tax)	0.21	—	—		0.21
Tax effect on Insurance earnings (loss)	(0.04)	—	—		(0.04)
Less: Insurance earnings (loss) (net of tax)	0.16	—	—		0.16
Earnings (loss) per share excluding Insurance (Non-GAAP)	$(0.90)	$(0.34)	$—		$(1.24)
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.12	—	(0.02)	(c)	0.10
Tax effect on non-operating benefit (cost) income	(0.03)	—	0.01		(0.02)
Less: Non-operating benefit (cost) income (net of tax)	0.10	—	(0.02)		0.08
Gains (losses) on purchases and sales of business interests (pre-tax)	—	—	—		—
Tax effect on gains (losses) on purchases and sales of business interests	—	—	—		—
Less: Gains (losses) on purchases and sales of business interests (net of tax)	—	—	—		—
Gains (losses) on equity securities (pre-tax)	(0.20)	—	—		(0.20)
Tax effect on gains (losses) on equity securities(f)(g)	(0.02)	—	—		(0.02)
Less: Gains (losses) on equity securities (net of tax)	(0.22)	—	—		(0.22)
Restructuring & other (pre-tax)	(0.03)	—	—		(0.03)
Tax effect on restructuring & other	0.01	—	—		0.01
Less: Restructuring & other (net of tax)	(0.02)	—	—		(0.02)
Debt extinguishment costs (pre-tax)	—	—	—		—
Tax effect on debt extinguishment costs	—	—	—		—
Less: Debt extinguishment costs (net of tax)	—	—	—		—
Separation costs (pre-tax)	(0.11)	—	0.02	(e)	(0.09)
Tax effect on separation costs	(0.02)	—	—		(0.02)
Less: Separation costs (net of tax)	(0.13)	—	0.02		(0.11)
Steam asset sale impairment (pre-tax)	(0.75)	—	—		(0.75)
Tax effect on Steam asset sale impairment	0.08	—	—		0.08
Less: Steam asset sale impairment (net of tax)	(0.67)	—	—		(0.67)
Russia and Ukraine charges (pre-tax)	(0.21)	—	—		(0.21)
Tax effect on Russia and Ukraine charges	0.01	—	—		0.01
Less: Russia and Ukraine charges (net of tax)	(0.20)	—	—		(0.20)
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—		—
Less: U.S. and foreign tax law change enactment	—	—	—		—
Adjusted earnings (loss) per share (Non-GAAP)	$0.24	$(0.34)	$0.01		$(0.09)
(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

*Non-GAAP Financial Measure                 (19)

For the three months ended June 30, 2022 (In dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Earnings (loss) per share from continuing operations (GAAP)	$(0.59)	$(0.45)	$0.03		$(1.01)
Insurance earnings (loss) (pre-tax)	0.16	—	—		0.16
Tax effect on Insurance earnings (loss)	(0.03)	—	—		(0.03)
Less: Insurance earnings (loss) (net of tax)	0.12	—	—		0.12
Earnings (loss) per share excluding Insurance (Non-GAAP)	$(0.71)	$(0.45)	$0.03		$(1.13)
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.12	—	(0.03)	(c)	0.09
Tax effect on non-operating benefit (cost) income	(0.03)	—	0.01		(0.02)
Less: Non-operating benefit (cost) income (net of tax)	0.10	—	(0.03)		0.07
Gains (losses) on purchases and sales of business interests (pre-tax)	—	—	—		—
Tax effect on gains (losses) on purchases and sales of business interests	0.03	—	(0.01)		0.02
Less: Gains (losses) on purchases and sales of business interests (net of tax)	0.03	—	(0.01)		0.02
Gains (losses) on equity securities (pre-tax)	(1.41)	—	—		(1.41)
Tax effect on gains (losses) on equity securities(f)(g)	0.01	—	—		0.01
Less: Gains (losses) on equity securities (net of tax)	(1.40)	—	—		(1.40)
Restructuring & other (pre-tax)	(0.03)	—	—		(0.03)
Tax effect on restructuring & other	0.01	—	—		0.01
Less: Restructuring & other (net of tax)	(0.03)	—	—		(0.03)
Debt extinguishment costs (pre-tax)	—	—	—		—
Tax effect on debt extinguishment costs	—	—	—		—
Less: Debt extinguishment costs (net of tax)	—	—	—		—
Separation costs (pre-tax)	(0.19)	—	0.05	(e)	(0.14)
Tax effect on separation costs	0.03	—	(0.02)		0.01
Less: Separation costs (net of tax)	(0.16)	—	0.04		(0.12)
Steam asset sale impairment (pre-tax)	—	—	—		—
Tax effect on Steam asset sale impairment	—	—	—		—
Less: Steam asset sale impairment (net of tax)	—	—	—		—
Russia and Ukraine charges (pre-tax)	—	—	—		—
Tax effect on Russia and Ukraine charges	—	—	—		—
Less: Russia and Ukraine charges (net of tax)	—	—	—		—
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—		—
Less: U.S. and foreign tax law change enactment	(0.03)	—	—		(0.03)
Adjusted earnings (loss) per share (Non-GAAP)	$0.78	$(0.45)	$0.03		$0.36
(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

*Non-GAAP Financial Measure                 (20)

For the three months ended September 30, 2022 (In dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Earnings (loss) per share from continuing operations (GAAP)	$(0.14)	$(0.56)	$0.12		$(0.58)
Insurance earnings (loss) (pre-tax)	(0.28)	—	—		(0.28)
Tax effect on Insurance earnings (loss)	0.06	—	—		0.06
Less: Insurance earnings (loss) (net of tax)	(0.23)	—	—		(0.23)
Earnings (loss) per share excluding Insurance (Non-GAAP)	$0.09	$(0.56)	$0.11		$(0.36)
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.11	—	(0.02)	(c)	0.09
Tax effect on non-operating benefit (cost) income	(0.02)	—	—		(0.02)
Less: Non-operating benefit (cost) income (net of tax)	0.09	—	(0.02)		0.07
Gains (losses) on purchases and sales of business interests (pre-tax)	0.02	—	—		0.02
Tax effect on gains (losses) on purchases and sales of business interests	0.04	—	—		0.04
Less: Gains (losses) on purchases and sales of business interests (net of tax)	0.06	—	—		0.06
Gains (losses) on equity securities (pre-tax)	(0.08)	—	—		(0.08)
Tax effect on gains (losses) on equity securities(f)(g)	(0.01)	—	—		(0.01)
Less: Gains (losses) on equity securities (net of tax)	(0.09)	—	—		(0.09)
Restructuring & other (pre-tax)	(0.17)	—	0.08	(e)	(0.09)
Tax effect on restructuring & other	0.04	—	(0.02)		0.02
Less: Restructuring & other (net of tax)	(0.13)	—	0.06		(0.07)
Debt extinguishment costs (pre-tax)	—	—	—		—
Tax effect on debt extinguishment costs	—	—	—		—
Less: Debt extinguishment costs (net of tax)	—	—	—		—
Separation costs (pre-tax)	(0.21)	—	0.05	(e)	(0.16)
Tax effect on separation costs	0.05	—	(0.01)		0.04
Less: Separation costs (net of tax)	(0.16)	—	0.04		(0.12)
Steam asset sale impairment (pre-tax)	—	—	—		—
Tax effect on Steam asset sale impairment	—	—	—		—
Less: Steam asset sale impairment (net of tax)	—	—	—		—
Russia and Ukraine charges (pre-tax)	(0.03)	—	—		(0.03)
Tax effect on Russia and Ukraine charges	—	—	—		—
Less: Russia and Ukraine charges (net of tax)	(0.03)	—	—		(0.03)
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—		—
Less: U.S. and foreign tax law change enactment	—	—	—		—
Adjusted earnings (loss) per share (Non-GAAP)	$0.35	$(0.56)	$0.04		$(0.17)
(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

.

*Non-GAAP Financial Measure                 (21)

For the three months ended December 31, 2022 (In dollars)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Earnings (loss) per share from continuing operations (GAAP)	$1.99	$(0.50)	$0.07		$1.56
Insurance earnings (loss) (pre-tax)	(0.02)	—	—		(0.02)
Tax effect on Insurance earnings (loss)	—	—	—		—
Less: Insurance earnings (loss) (net of tax)	(0.02)	—	—		(0.02)
Earnings (loss) per share excluding Insurance (Non-GAAP)	$2.01	$(0.50)	$0.07		$1.58
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.12	—	(0.02)	(c)	0.10
Tax effect on non-operating benefit (cost) income	(0.03)	—	0.01		(0.02)
Less: Non-operating benefit (cost) income (net of tax)	0.10	—	(0.02)		0.08
Gains (losses) on purchases and sales of business interests (pre-tax)	0.02	—	—		0.02
Tax effect on gains (losses) on purchases and sales of business interests	—	—	—		—
Less: Gains (losses) on purchases and sales of business interests (net of tax)	0.02	—	—		0.02
Gains (losses) on equity securities (pre-tax)	1.76	—	—		1.76
Tax effect on gains (losses) on equity securities(f)(g)	—	—	—		—
Less: Gains (losses) on equity securities (net of tax)	1.76	—	—		1.76
Restructuring & other (pre-tax)	(0.61)	—	0.03	(e)	(0.58)
Tax effect on restructuring & other	0.13	—	—		0.13
Less: Restructuring & other (net of tax)	(0.47)	—	0.02		(0.45)
Debt extinguishment costs (pre-tax)	(0.42)	—	—		(0.42)
Tax effect on debt extinguishment costs	0.06	—	—		0.06
Less: Debt extinguishment costs (net of tax)	(0.36)	—	—		(0.36)
Separation costs (pre-tax)	(0.38)	—	0.11	(e)	(0.27)
Tax effect on separation costs	0.02	—	(0.03)		(0.01)
Less: Separation costs (net of tax)	(0.37)	—	0.09		(0.28)
Steam asset sale impairment (pre-tax)	—	—	—		—
Tax effect on Steam asset sale impairment	—	—	—		—
Less: Steam asset sale impairment (net of tax)	—	—	—		—
Russia and Ukraine charges (pre-tax)	—	—	—		—
Tax effect on Russia and Ukraine charges	—	—	—		—
Less: Russia and Ukraine charges (net of tax)	—	—	—		—
Less: Accretion of preferred share repurchase (pre-tax and net of tax)	—	—	—		—
Less: U.S. and foreign tax law change enactment	0.09	—	0.06		0.15
Adjusted earnings (loss) per share (Non-GAAP)	$1.24	$(0.50)	$(0.08)		$0.66
(f) Includes tax benefits available to offset the tax on gains (losses) on equity securities.
(g) Includes related tax valuation allowances.

*Non-GAAP Financial Measure                 (22)

ADJUSTED TOTAL CORPORATE OPERATING COSTS (NON-GAAP)

Adjusted total corporate operating costs* excludes gains (losses) on purchases and sales of business interests, significant, higher-cost restructuring programs, separation costs, gains (losses) on equity securities, impairments and our run-off Insurance business profit. We believe that adjusting corporate costs to exclude the effects of items that are not closely associated with ongoing corporate operations provides management and investors with a meaningful measure that increases the period-to-period comparability of our ongoing corporate costs.

For the year ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Corporate revenues	$0.9	$—	$—		$0.9
Insurance revenues	3.0	—	—		3.0
Eliminations and other	(1.0)	—	—		(1.0)
Total Corporate revenues	$2.8	$—	$—		$2.8

Gains (losses) on purchases and sales of business interests	$0.1	$—	$—		$—
Gains (losses) on equity securities	0.1	—	—		0.1
Restructuring and other charges	(0.9)	—	0.1	(e)	(0.8)
Separation costs	(1.0)	—	0.3	(e)	(0.7)
Steam asset sale impairment	(0.8)	—	—		(0.8)
Russia and Ukraine charges	(0.3)	—	—		(0.3)
Insurance profit (loss)	0.1	—	—		0.1
Adjusted total corporate operating costs (Non-GAAP)	(0.6)	—	—		(0.6)
Total Corporate operating profit (cost) (GAAP)	$(3.4)	$—	$0.4		$(3.0)
Less: gains (losses), impairments, Insurance, and restructuring & other	(2.8)	—	0.4		(2.4)
Adjusted total corporate operating costs (Non-GAAP)	$(0.6)	$—	$—		$(0.6)

Functions & operations	$(0.6)	$—	$—		$(0.5)
Environmental, health and safety (EHS) and other items	(0.1)	—	—		(0.1)
Eliminations	—	—	—		—
Adjusted total corporate operating costs (Non-GAAP)	$(0.6)	$—	$—		$(0.6)

For the three months ended March 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)	Revised
Corporate revenues	$0.2	$—	$—	$0.2
Insurance revenues	0.8	—	—	0.8
Eliminations and other	(0.3)	—	—	(0.3)
Total Corporate revenues	$0.7	$—	$—	$0.7

Gains (losses) on purchases and sales of business interests	$—	$—	$—	$—
Gains (losses) on equity securities	(0.2)	—	—	(0.2)
Restructuring and other charges	—	—	—	—
Separation costs	(0.1)	—	—	(0.1)
Steam asset sale impairment	(0.8)	—	—	(0.8)
Russia and Ukraine charges	(0.2)	—	—	(0.2)
Insurance profit (loss)	0.2	—	—	0.2
Adjusted total corporate operating costs (Non-GAAP)	(0.1)	—	—	(0.1)
Total Corporate operating profit (cost) (GAAP)	$(1.3)	$—	$—	$(1.3)
Less: gains (losses), impairments, Insurance, and restructuring & other	(1.2)	—	—	(1.2)
Adjusted total corporate operating costs (Non-GAAP)	$(0.1)	$—	$—	$(0.1)

Functions & operations	$(0.1)	$—	$—	$(0.1)
Environmental, health and safety (EHS) and other items	(0.1)	—	—	(0.1)
Eliminations	—	—	—	—
Adjusted total corporate operating costs (Non-GAAP)	$(0.1)	$—	$—	$(0.1)

*Non-GAAP Financial Measure                 (23)

For the three months ended June 30, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Corporate revenues	$0.2	$—	$—		$0.2
Insurance revenues	0.8	—	—		0.8
Eliminations and other	(0.3)	—	—		(0.3)
Total Corporate revenues	$0.7	$—	$—		$0.7

Gains (losses) on purchases and sales of business interests	$—	$—	$—		$—
Gains (losses) on equity securities	(1.6)	—	—		(1.6)
Restructuring and other charges	—	—	—		—
Separation costs	(0.2)	—	0.1	(e)	(0.1)
Steam asset sale impairment	—	—	—		—
Russia and Ukraine charges	—	—	—		—
Insurance profit (loss)	0.2	—	—		0.2
Adjusted total corporate operating costs (Non-GAAP)	—	—	—		—
Total Corporate operating profit (cost) (GAAP)	$(1.7)	$—	$0.1		$(1.6)
Less: gains (losses), impairments, Insurance, and restructuring & other	(1.6)	—	0.1		(1.6)
Adjusted total corporate operating costs (Non-GAAP)	$—	$—	$—		$—

Functions & operations	$(0.1)	$—	$—		$—
Environmental, health and safety (EHS) and other items	—	—	—		—
Eliminations	—	—	—		—
Adjusted total corporate operating costs (Non-GAAP)	$—	$—	$—		$—

For the three months ended September 30, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Corporate revenues	$0.2	$—	$—		$0.2
Insurance revenues	0.6	—	—		0.6
Eliminations and other	(0.2)	—	—		(0.2)
Total Corporate revenues	$0.6	$—	$—		$0.6

Gains (losses) on purchases and sales of business interests	$—	$—	$—		$—
Gains (losses) on equity securities	(0.1)	—	—		(0.1)
Restructuring and other charges	(0.2)	—	0.1	(e)	(0.1)
Separation costs	(0.2)	—	0.1	(e)	(0.2)
Steam asset sale impairment	—	—	—		—
Russia and Ukraine charges	—	—	—		—
Insurance profit (loss)	(0.3)	—	—		(0.3)
Adjusted total corporate operating costs (Non-GAAP)	(0.1)	—	—		(0.1)
Total Corporate operating profit (cost) (GAAP)	$(1.0)	$—	$0.1		$(0.8)
Less: gains (losses), impairments, Insurance, and restructuring & other	(0.8)	—	0.1		(0.7)
Adjusted total corporate operating costs (Non-GAAP)	$(0.1)	$—	$—		$(0.1)

Functions & operations	$(0.1)	$—	$—		$(0.1)
Environmental, health and safety (EHS) and other items	—	—	—		—
Eliminations	—	—	—		—
Adjusted total corporate operating costs (Non-GAAP)	$(0.1)	$—	$—		$(0.1)

*Non-GAAP Financial Measure                 (24)

For the three months ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
Corporate revenues	$0.2	$—	$—		$0.2
Insurance revenues	0.8	—	—		0.8
Eliminations and other	(0.3)	—	—		(0.3)
Total Corporate revenues	$0.8	$—	$—		$0.8

Gains (losses) on purchases and sales of business interests	$—	$—	$—		$—
Gains (losses) on equity securities	1.9	—	—		1.9
Restructuring and other charges	(0.7)	—	—		(0.6)
Separation costs	(0.4)	—	0.1	(e)	(0.3)
Steam asset sale impairment	—	—	—		—
Russia and Ukraine charges	—	—	—		—
Insurance profit (loss)	—	—	—		—
Adjusted total corporate operating costs (Non-GAAP)	(0.3)	—	—		(0.3)
Total Corporate operating profit (cost) (GAAP)	$0.5	$—	$0.2		$0.7
Less: gains (losses), impairments, Insurance, and restructuring & other	0.8	—	0.1		1.0
Adjusted total corporate operating costs (Non-GAAP)	$(0.3)	$—	$—		$(0.3)

Functions & operations	$(0.3)	$—	$—		$(0.3)
Environmental, health and safety (EHS) and other items	—	—	—		—
Eliminations	—	—	—		—
Adjusted total corporate operating costs (Non-GAAP)	$(0.3)	$—	$—		$(0.3)

FREE CASH FLOWS (FCF) (NON-GAAP)

We believe investors may find it useful to compare free cash flows* performance without the effects of CFOA related to our run-off Insurance business, separation cash expenditures, Corporate restructuring cash expenditures (associated with the separation-related program announced in October, 2022), and taxes related to business sales. We believe this measure will better allow management and investors to evaluate the capacity of our operations to generate free cash flows.

For the year ended December 31, 2022 (In billions)	As Reported	GE HealthCare Segment (a)	Corporate Adjustments (b)		Revised
CFOA (GAAP)	$5.9	$(2.4)	$0.6		$4.0
Less: Insurance CFOA	0.1	—	—		0.1
CFOA excl. Insurance (Non-GAAP)	$5.7	$(2.4)	$0.6		$3.9
Add: gross additions to property, plant and equipment	(1.4)	0.3	—		(1.1)
Add: gross additions to internal-use software	(0.1)	—	—		(0.1)
Less: separation cash expenditures	(0.3)	—	0.1	(e)	(0.2)
Less: Corporate restructuring cash expenditures	—	—	—		—
Less: taxes related to business sales	(0.2)	—	0.1		(0.1)
Free cash flows (Non-GAAP)	$4.8	$(2.1)	$0.4		$3.1

Quarterly reconciliations for free cash flows for 2022 will be provided as part of the materials for the GE Investor Conference on March 9, 2023.
*Non-GAAP Financial Measure                 (25)

NOTES TO THE PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED FINANCIAL INFORMATION

The following items resulted in adjustments in the unaudited supplemental consolidated financial information:

(a)	Represents the reclassification of balances and results attributable to the HealthCare segment to discontinued operations.
(b)	Adjustments reflect the allocation of Corporate balances and results attributable to the GE HealthCare business to discontinued operations and includes the gross-up of intercompany positions that were eliminated in prior reporting but are external to GE following the Separation, primarily related to shared services or hedging arrangements between GE and GE HealthCare.
(c)
Adjustments reflect the transfer of a portion of GE's postretirement benefit plans, including a portion of GE’s Principal Pension Plans, the GE Principal Retiree Benefit Plans and Other Pension Plans, and deferred compensation arrangements and other compensation and benefits obligations and the related costs and cash expenditures to GE HealthCare.

(d)	Adjustments reflect the transfer of deferred tax assets to GE HealthCare and the reduction of GE current tax liabilities in connection with the Separation.
(e)	Adjustment reflects separation costs and cash expenditures and restructuring and other charges incurred by GE that were directly attributable to the GE HealthCare business.
(26)